Exhibit 10.3

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES ARE ALSO SUBJECT TO CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER ON THE DATE HEREIN.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

MARATHON PATENT GROUP, INC.

WARRANT

Warrant No. __	Dated: January 29, 2015

Marathon Patent Group, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, DBD Credit Funding LLC or its registered assigns (including permitted transferees, the “Holder”), as registered owner of this warrant (the “Warrant”), is entitled to purchase from the Company up to a total of 100,000 shares (as adjusted from time to time as provided in Section 9) of Common Stock (as defined below), at an exercise price a price per share equal to the lesser of (i) the closing bid price per share on the Trading Day immediately preceding the date hereof and (ii) the average of the closing bid price per share for the last thirty previous Trading Days preceding the date hereof (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the date hereof (the “Initial Exercise Date”) to and including the fifth (5th) anniversary of the date hereof (the “Expiration Date”), and subject to the following terms and conditions.

1.  Definitions.  The capitalized terms used herein and not otherwise defined shall have the meanings set forth below:

“Affiliate” of any specified Person means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” means the power to direct the management and policies of such Person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value per share.

“Eligible Market” means any of the New York Stock Exchange, the NYSE Amex or Nasdaq (as defined below), and any successor markets thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended

“Market Price” shall mean (i) if the principal trading market for such securities is an exchange, the average of the last reported sale prices per share for the last ten previous Trading Days in which a sale was reported, as officially reported on any consolidated tape, (ii) if clause (i) is not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth by Nasdaq or (iii) if clauses (i) and (ii) are not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth in the National Quotation Bureau sheet listing for such securities.  Notwithstanding the foregoing, if there is no reported sales price or closing bid price, as the case may be, on any of the ten Trading Days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith after reasonable investigation by resolution of the Board of Directors of the Company.

“Nasdaq” means the Nasdaq Global Market or Nasdaq Capital Market, and any successor markets thereto.

“Other Securities” refers to any capital stock (other than Common Stock) and other securities of the Company or any other Person which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, pursuant to the terms hereof upon the exercise of this Warrant, in lieu of or in addition to Common Stock.

“Person” means any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on any Eligible Market or (b) if the Common Stock is not then quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq Capital Market (or any successor thereto).

“Warrant Shares” shall initially mean shares of Common Stock and in addition may include Other Securities and Substituted Property (as defined in Section 9(e)(x)) issued or issuable from time to time upon exercise of this Warrant.

2.  Registration of Warrant.   The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes.

3.  Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Appendix A duly completed and signed, to the Company at its address specified herein.  Upon any such registration and transfer, a new warrant in substantially the form of a Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.  Exercise and Duration of Warrant.

(a)  This Warrant shall be exercisable, either in its entirety or for a portion of the number of Warrant Shares, by the registered Holder at any time and from time to time from and after the initial Exercise Date (as defined below) to and including the Expiration Date.  At 5:00 P.M. New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, and the Holder hereof shall have no right to purchase any additional Warrant Shares hereunder.

(b)  A Holder may exercise this Warrant by delivering to the Company, in accordance with Section 13, this Warrant, together with (i) an exercise notice, in the form attached hereto as Appendix B (the “Exercise Notice”), appropriately completed and duly signed, and (ii) (A) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised pursuant to a Cash Exercise (as set forth in Section 4(c) below) or (B) if available pursuant to Section 4(d) below, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as set forth in Section 4(d) below), and the date such items are received by the Company is an “Exercise Date.”  Execution and delivery of an Exercise Notice in respect of less than all of the Warrant Shares issuable upon exercise of this Warrant shall result in the cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)  Cash Exercise.  In the event the Holder has elected to pay the Exercise Price in cash, it shall pay the Exercise Price by certified bank check payable to the order of the Company or by wire transfer of immediately available funds in accordance with the Company’s instructions (a “Cash Exercise”).

(d)  Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if, at any time a registration statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice by the Holder pursuant to the Securities Act (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, and the Company is otherwise obligated to have a resale registration statement available for such resale, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	A × (B - C)
B

For purposes of the foregoing formula,

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the weighted average price per share of the Common Stock (as reported by Bloomberg) on the Trading Day immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)  Except as otherwise provided for herein, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company by virtue of the ownership hereof.

5.  Delivery of Warrant Shares.

(a)  Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and deliver or cause to be delivered to the Holder, in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise (the “Certificate”)bearing a legend in the following form:

THIS SECURITY HAS NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY IS ALSO SUBJECT TO CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN MARATHON PATENT GROUP, INC. AND DBD CREDIT FUNDING LLC DATED JANUARY 29, 2015.

The Holder, or any Person so designated by the Holder to receive the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

(b)  Upon expiration of the Lock-Up Agreement by and between the Company and the Purchaser dated as of the date hereof and following the delivery by the Purchaser to the Company or the Company’s transfer agent of (i) a certificate representing Warrant Shares, (ii) a seller’s representation letter substantially in the form as attached hereto as Appendix A, (iii) a broker’s representation letter substantially in the form attached hereto as Appendix B, the Company shall promptly instruct its counsel to issue a legal opinion for the removal of restrictive legend and instruct its transfer agent to deliver to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends within three Trading Days of such legal opinion.

(c)  Neither these securities nor the securities for which these securities are exercisable have been registered with the Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.  The Holder acknowledges and agrees that the Warrant may be sold only pursuant to an applicable exemption from the registration requirements of the Securities Act and that the Warrant Shares may only be sold pursuant to an effective registration statement under the Securities Act or in accordance with any applicable exemption from the registration requirements of the Securities Act.

(d)  This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(e)  The Holder covenants that it will not execute any purchases or sales, including short sales, of any of the Company’s securities during the period commencing with the date hereof and ending at such time as the end of the Lock-Up Period (as such term is defined in that certain Lock-Up Agreement, by and between Holder and the Company, dated as of the date hereof).

(f)  To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

6.  Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue, delivery or registration of any certificates for Warrant Shares or Warrant in a name other than that of the Holder and that the Holder will be required to pay any tax with respect to cash received in lieu of fractional shares.  The Holder shall be responsible for all other tax liability of the Holder that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.  Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company, at the sole expense of the Holder (such expenses, if any imposed by the Company to be reasonable), shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested by the Company.

8.  Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Warrant Shares and will not be subject to any pre-emptive rights or similar rights (taking into account the adjustments and restrictions of Section 9 hereof).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed or quoted, as the case may be.

9.  Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)  Stock Dividends.  If the Company, at any time while this Warrant is outstanding, pays a dividend on its Common Stock payable in additional shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the opening of business on the day after the record date for the determination of stockholders entitled to receive such dividend or distribution and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the distribution date of such dividend or distribution.  Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution; provided, however, that if following such record date the Company rescinds or modifies such dividend or distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such dividend or distribution) to take into account the effect of such rescinded or modified dividend or distribution on the Exercise Price pursuant to this Section 9(a).

(b)  Stock Splits.  If the Company, at any time while this Warrant is outstanding, (i) subdivides outstanding shares of Common Stock into a larger number of shares, or (ii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment pursuant to this Section 9(b) shall become effective immediately after the effective date of such subdivision or combination.

(c)  Reclassifications.  A reclassification of the Common Stock (other than any such reclassification in connection with a merger or consolidation to which Section 9(e) applies) into shares of any other class of stock shall be deemed:

(i)            a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock for the purposes and within the meaning of this Section 9; and

(ii)            if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock for the purposes and within the meaning of Section 9(b).

(d)  Other Distributions.  If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) shares of any class of capital stock, (iii) rights or warrants to subscribe for or purchase any shares of any class of capital stock or (iv) any other asset, other than a distribution of Common Stock covered by Section 9(a), (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution (and the Exercise Price thereafter applicable) shall be adjusted (effective on and after such record date) to equal the product of such Exercise Price multiplied by a fraction, (A) the numerator of which shall be Market Price on such record date less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, which, if the Distributed Property is other than cash or marketable securities, shall be as reasonably determined in good faith by the Board of Directors of the Company whose determination shall be described in a board resolution, and (B) the denominator of which shall be the Market Price on such record date; provided, however, that if following the record date for such distribution the Company rescinds or modifies such distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such distribution) to take into account the effect of such rescinded or modified distribution on the Exercise Price pursuant to this Section 9(d).

(e)  Fundamental Transactions.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its stock acquired by a third party, in each case in one or a series of related transactions, (iii) any tender offer or exchange offer by another Person is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) there shall occur any merger of another Person into the Company whereby the Common Stock is cancelled, converted or reclassified into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, as a condition to the consummation of such Fundamental Transaction, the Company shall (or, in the case of any Fundamental Transaction in which the Company is not the surviving entity, the Company shall take all reasonable steps to cause such other Person to execute and deliver to the Holder of this Warrant a written instrument providing that:

(x)           so long as this Warrant remains outstanding, upon the exercise hereof at any time on or after the consummation of such Fundamental Transaction and on such terms and subject to such conditions as shall be nearly equivalent as may be practicable to the provisions set forth in this Warrant, this Warrant shall be exercisable into, in lieu of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (the “Substituted Property”) that would have been received in connection with such Fundamental Transaction by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such Fundamental Transaction, assuming such holder of Common Stock:

(A)            is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person; and

(B)            failed to exercise such Holder’s rights of election, if any, as to the kind or amount of securities, cash and other property receivable in connection with such Fundamental Transaction (provided, however, that if the kind or amount of securities, cash or other property receivable in connection with such Fundamental Transaction is not the same for each share of Common Stock held immediately prior to such Fundamental Transaction by a Person other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (a “Non-Electing Share”), then, for the purposes of this Section 9(e), the kind and amount of securities, cash and other property receivable in connection with such Fundamental Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

(y)           the rights and obligations of the Company (or, in the event of a transaction in which the Company is not the surviving Person, such other Person) and the Holder in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holder in respect of Common Stock hereunder.

Such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9.  The above provisions of this Section 9(e) shall similarly apply to successive Fundamental Transactions.

(f)  Adjustment of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) through (d) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price payable for the Warrant Shares immediately prior to such adjustment.

(g)  Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(h)  Adjustments.  Notwithstanding any provision of this Section 9, no adjustment of the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Section 9(h) are not required to be made shall be carried forward and taken into account for purposes of any subsequent adjustment required to be made hereunder.

(i)  Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company will promptly deliver to the Holder a certificate executed by the Company’s Chief Financial Officer setting forth, in reasonable detail, the event requiring such adjustment and the method by which such adjustment was calculated, the adjusted Exercise Price and the adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable).  The Company will retain at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant designated by the Holder.

(j)  Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary of the Company, (ii) authorizes, approves, enters into any agreement contemplating, or solicits stockholder approval for, any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall give the Holder notice thereof at the same time and in the same manner as it gives notice thereof to the holders of outstanding Common Stock; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.  Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable upon exercise of this Warrant, the Company shall make a cash payment to the Holder equal to (a) such fraction multiplied by (b) the Market Price on the Exercise Date of one full Warrant Share.

11.  Listing on Securities Exchanges.  The Company has agreed to list, and will use its commercially reasonable efforts to maintain the listing of, the Warrant Shares on Nasdaq consistent with the terms of the Subscription Agreement, dated as of the date hereof, by and between the Company and Holder (the “Subscription Agreement”).  In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Common Stock on any Eligible Market other than Nasdaq, the Company will use its commercially reasonable efforts, at its expense, to simultaneously list the Warrant Shares (and use its commercially reasonable best efforts to maintain such listing) on such Eligible Market, upon official notice of issuance following the exercise of this Warrant; and the Company will so list, register and use its commercially reasonable best efforts to maintain such listing on any Eligible Market any Other Securities, if and at the time that any securities of like class or similar type shall be listed on such Eligible Market by the Company.

12.  Remedies.  The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13.  Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be mailed by certified mail, return receipt requested, or by a nationally recognized courier service or delivered (in person, by facsimile or by email), against receipt to the party to whom such notice or other communication is to be given.  Any notice or other communication given by means permitted by this Section 13 shall be deemed given at the time of receipt thereof. The address for such notices or communications shall be as set forth below:

If to the Company:               Marathon Patent Group, Inc.
11100 Santa Monica Blvd., Ste. 380
Los Angeles, CA 90025

If to the Holder:                    As set forth on the signature page to the Subscription Agreement.

Or such other address as is provided to such other party in accordance with this Section 13.

14.  Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon a prompt written notice to the Holder, the Company may appoint a new warrant agent.  Any Person into which any new warrant agent may be merged, any Person resulting from any consolidation to which any new warrant agent shall be a party or any Person to which any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.  Exercise Limitations; Holder’s Restrictions.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 15 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company  subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 15, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 15 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of an Exercise Notice shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 15, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report, as the case may be, (B) a more recent public announcement by the Company or (C) any other notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 15, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 15 shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 15 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

16.  Miscellaneous.

(a)  This Warrant may be assigned by the Holder without prior written consent of the Company.  This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)  The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor upon exercise thereof, and (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, free from all taxes, liens, claims and encumbrances and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c)  This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

(d)  Neither party shall be deemed in default of any provision of this Warrant, to the extent that performance of its obligations or attempts to cure a breach hereof are delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses commercially reasonable best efforts to cure or mitigate the delay or failure to perform.

(e)  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(f)  In case any one or more of the provisions of this Warrant shall be deemed invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MARATHON PATENT GROUP, INC.

By:      /s/ Doug Croxall
Name: Doug Croxall
Title: CEO

[Signature Page To Warrant]

APPENDIX A

FORM OF ASSIGNMENT

(to be completed and signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________ the right represented by the within Warrant to purchase _____________ shares of Common Stock of Marathon Patent Group, Inc. to which the within warrant relates and appoints __________________________ attorney to transfer said right on the books of Marathon Patent Group, Inc. with full power of substitution in the premises.

Dated:____________
(Signature must conform in all respects to name of Holder as specified on face of the Warrant)

Address of Transferee:

In the presence of:

______________________________

APPENDIX B

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:           Marathon Patent Group, Inc.

The undersigned is the Holder of Warrant No. [               ] (the “Warrant”) issued by Marathon Patent Group, Inc., a Nevada corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of _________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as:

a.	A “Cash Exercise” with respect to _________ Warrant Shares; and/or

b.	A “Cashless Exercise” with respect to __________ Warrant Shares.

4.
In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the Holder _________ Warrant Shares in accordance with the terms of the Warrant

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of __________ Warrant Shares.

Dated: ____________                                                                        Name of Holder:

(Print)

By:

Title:

(Signature must conform in all respects to name of Holder as specified on face of the Warrant)